UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022

U.S. ENERGY CORP.

(Exact name of registrant as specified in its charter)

Wyoming	000-06814	83-0205516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Bering Drive, Suite 100, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As reported in the Current Report on Form 8-K filed by the Registrant on January 10, 2022 (the “Original Report”), (a) the Board of Directors of the Registrant approved compensation for the non-executive members of the Board of Directors including long-term equity grants of shares of common stock of the Company, issuable to each member of the Board of Directors and the Chairman of the Board of Directors, to be determined by the Board of Directors in the future, which were expected to vest over time, subject to such persons’ continued service on the Board of Directors, which grants and awards had not been finalized as of the date of the filing of the Original Report; (b) on January 5, 2022, and effective on January 1, 2022, the Board of Directors (with the recommendation of the Compensation Committee, and with Mr. Smith abstaining from the vote thereon) increased the base annual salary of Mr. Ryan L. Smith, the Chief Executive Officer of the Company, from $240,000 per year, to $300,000 per year, and Mr. Smith was also expected to receive an equity award in connection with the increase in his salary, which grant and award had not been finalized as of the date of the filing of the Original Report; and (c) also on January 5, 2022, and effective on January 1, 2022, the Board of Directors (with the recommendation of the Compensation Committee) set the compensation of Mr. Donald Kessel, the newly appointed Chief Operating Officer of the Company, at $240,000 per year, and Mr. Kessel was also expected to receive an equity award in connection with his appointment as Chief Operating Officer, which grant and award had not been finalized as of the date of the filing of the Original Report.

This Amendment No. 1 amends and supplements Item 5.02 of the Original Report to disclose the amount of the equity awards granted to each non-executive member of the Board of Directors of the Company and the equity awards granted to Mr. Smith and Mr. Kessel, which the Registrant agreed to include in an amendment to the Original Report within four business days after such awards were determined.

This Amendment No. 1 to the Original Report is also being filed to include Exhibits 10.12 and 10.13 hereto, as discussed below.

No changes are being made to the Original Report by this Amendment No. 1 except as discussed above and this Amendment No. 1 should be read in connection with the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Director Compensation

As reported in the Original Report, each newly appointed member of the Board of Directors (as disclosed in the Original Report) of U.S. Energy Corp. (“we”, “us”, “U.S. Energy” or the “Company”) and each non-executive member of the Board of Directors will receive director compensation in accordance with the Company’s director compensation policies and practices, as they may be amended from time to time, which effective as of January 1, 2022 (as approved by the Board of Directors on January 5, 2022), include:

●	An annual cash retainer payable to each member of the Board of Directors of $75,000 ($150,000 as to the Chairman of the Board of Directors);
●	An annual cash payment payable to the Chairperson of (a) the Audit Committee of $20,000; (b) the Compensation Committee of $10,000; and (c) the Nominating Committee of $10,000; and
●	Long-term equity grants of shares of common stock of the Company, issuable to each member of the Board of Directors and the Chairman of the Board of Directors. Such 2022 long-term equity grants were finalized by the Board of Directors, and granted to the recipients, on January 17, 2022, and include the award of 200,000 restricted common stock shares to Mr. John A. Weinzierl, the Chairman of the Board of Directors of the Company; and 40,000 restricted common stock shares to each other non-executive member of the Board of Directors (including each newly appointed director as disclosed in the Original Report). Such restricted common stock shares were issued under the Company’s 2021 Equity Incentive Plan (the “Plan”), and vest to such persons at the rate of (a) 1/4th of such shares on the grant date, and (b) 1/4th of such shares on the last day of each six months thereafter for the following eighteen months, subject to each applicable recipients continued service to the Company, and subject to the terms of the Restricted Stock Award Agreements evidencing such awards.

(e) Executive Compensation

As previously disclosed in the Original Report, on January 5, 2022, and effective on January 1, 2022, the Board of Directors (with the recommendation of the Compensation Committee, and with Mr. Smith abstaining from the vote thereon) increased the base annual salary of Mr. Ryan L. Smith, the Chief Executive Officer of the Company, from $240,000 per year, to $300,000 per year. Mr. Smith is was also expected to receive an equity award in connection with the increase in his salary. On January 17, 2022, the Board of Directors granted Mr. Smith, in consideration for services rendered and agreed to be rendered to the Company, 400,000 restricted common stock shares. Such restricted common stock shares were issued under the Plan, and vest to Mr. Smith at the rate of (a) 1/4th of such shares on the grant date; and (b) 1/4th of such shares on each of the three anniversaries of the grant date, subject to his continued service to the Company, and subject to the terms of the Restricted Stock Award Agreement evidencing such award.

Also as previously disclosed in the Original Report, on January 5, 2022, and effective on January 1, 2022, the Board of Directors (with the recommendation of the Compensation Committee) set the compensation of Mr. Kessel, the newly appointed Chief Operating Officer of the Company, at $240,000 per year. Mr. Kessel was also expected to receive an equity award in connection with his appointment as Chief Operating Officer. On January 17, 2022, the Board of Directors granted Mr. Kessel, in consideration for services rendered and agreed to be rendered to the Company, 128,000 restricted common stock shares. Such restricted common stock shares were issued under the Plan, and vest to Mr. Kessel at the rate of (a) 1/4th of such shares on the grant date; and (b) 1/4th of such shares on each of the three anniversaries of the grant date, subject to his continued service to the Company, and subject to the terms of the Restricted Stock Award Agreement evidencing such award.

The description of the director and officer awards and Restricted Stock Award Agreements above are not complete and is qualified in its entirety by the forms of U.S. Energy Corp. Notice of Restricted Stock Grant and Restricted Stock Grant Agreement (2021 Equity Incentive Plan)(officer and employee awards – January 2022) and Form of U.S. Energy Corp. Notice of Restricted Stock Grant and Restricted Stock Grant Agreement (2021 Equity Incentive Plan)(non-executive director awards – January 2022), attached as Exhibits 10.12 and 10.13, hereto, which are incorporated by reference into this Item 5.02 in their entirety.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements of the Acquired Assets (as defined in the Original Report) will be filed no later than 71 calendar days after the date that the Original Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

Pro forma financial information relative to acquisition of the Acquired Assets (as defined in the Original Report) will be filed no later than 71 calendar days after the date that Original Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1+	Purchase and Sale Agreement between among Lubbock Energy Partners, LLC, as seller, and U.S. Energy Corp., as purchaser, dated as of October 4, 2021 (Filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 6, 2021, and incorporated by reference herein)
2.2+	Purchase and Sale Agreement between among Banner Oil & Gas, LLC, Woodford Petroleum, LLC and Llano Energy LLC, as sellers, and U.S. Energy Corp., as purchaser, dated as of October 4, 2021 (Filed as Exhibit 2.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 6, 2021, and incorporated by reference herein)
2.3+	Purchase and Sale Agreement between among Synergy Offshore, LLC, as seller, and U.S. Energy Corp., as purchaser, dated as of October 4, 2021 (Filed as Exhibit 2.3 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 6, 2021, and incorporated by reference herein)
2.4	First Amendment to Purchase and Sale Agreements between Lubbock Energy Partners, LLC; Banner Oil & Gas, LLC, Woodford Petroleum, LLC and Llano Energy LLC; Synergy Offshore, LLC, and U.S. Energy Corp., dated as of October 25, 2021(Filed as Exhibit 2.4 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 27, 2021, and incorporated by reference herein)
3.1*	Amended and Restated Bylaws of U.S. Energy Corp.
10.1*	Registration Rights Agreement dated January 5, 2022, by and between U.S. Energy Corp., Banner Oil & Gas, LLC, Woodford Petroleum, LLC, Llano Energy LLC, Lubbock Energy Partners LLC and Synergy Offshore LLC
10.2*	Nominating and Voting Agreement dated January 5, 2022, by and between U.S. Energy Corp., Banner Oil & Gas, LLC, Woodford Petroleum, LLC, Llano Energy LLC, Lubbock Energy Partners LLC and Synergy Offshore LLC
10.3*	Contribution Agreement dated January 5, 2022, by and between U.S. Energy Corp., Banner Oil & Gas, LLC, Woodford Petroleum, LLC, Llano Energy LLC, Lubbock Energy Partners LLC and Synergy Offshore LLC
10.4*+	Farmout Agreement dated January 5, 2022, by and between U.S. Energy Corp. and Synergy Offshore LLC
10.5*+	Transition Services Agreement dated January 5, 2022, by and between Banner Oil & Gas, LLC and U.S. Energy Corp.
10.6*	Credit Agreement dated as of January 5, 2022, among U.S. Energy Corp., as borrower, Firstbank Southwest, as Administrative Agent and the Lenders party thereto
10.7*	Note dated January 5, 2022 in connection with January 5, 2022, Credit Agreement
10.8*	Unconditional Guaranty dated January 5, 2022, by and between Firstbank Southwest and Energy One LLC, New Horizon Resources LLC and BOG – OSAGE, LLC
10.9*+	Security Agreement dated January 5, 2022, by and between U.S. Energy Corp., Energy One LLC, New Horizon Resources LLC and BOG – OSAGE, LLC and Firstbank Southwest
10.10*	Intercreditor Agreement dated January 5, 2022, by and between Nextera Energy Marketing, LLC, each Swap Counterparty thereto, U.S. Energy Corp. and Firstbank Southwest
10.11*	ISDA 2002 Master Agreement between Nextera Energy Marketing, LLC and U.S. Energy Corp., and related Schedule and form of Guaranty.
10.12***	Form of U.S. Energy Corp. Notice of Restricted Stock Grant and Restricted Stock Grant Agreement (2021 Equity Incentive Plan)(officer and employee awards – January 2022)
10.13***	Form of U.S. Energy Corp. Notice of Restricted Stock Grant and Restricted Stock Grant Agreement (2021 Equity Incentive Plan)(non-executive director awards – January 2022)
99.1**	Press Release dated January 10, 2022
99.2**	January 2022 Corporate Overview Presentation
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

* Filed as exhibits to the Original Report.

** Furnished as exhibits to the Original Report.

*** Filed herewith.

+ Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that U.S. Energy Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	January 21, 2022